UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Discovery Communications, Inc.

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M11111 Meeting Information Meeting Type: Annual For holders as of: March 16, 2009 Date: May 11, 2009 Time: 10:00 a.m., Eastern Time Location: You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). Contact us at investor_relations@discovery.com or 240-662-2000 for directions to the meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. DISCOVERY COMMUNICATIONS, INC. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Discovery Communication’s Corporate Headquarters One Discovery Place Silver Spring, MD 20910 DISCOVERY COMMUNICATIONS, INC. ONE DISCOVERY PLACE SILVER SPRING, MD 20910 M11112 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT and 10-K WRAP

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Stockholders of record on the record date will be admitted to the meeting with photo identification and proof of stock ownership, such as this notice. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before April 27, 2009. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents for this meeting or for future meetings, you must request one. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Discovery Communications, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2009. 3. By the proxy holders, in their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. 01) Robert R. Beck 02) J. David Wargo THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2. 1. ELECTION OF DIRECTORS Nominees: M11113

M11114

IMPORTANT NOTICE Regarding the Availability of Proxy Materials DISCOVERY COMMUNICATIONS, INC. DISCOVERY COMMUNICATIONS, INC. ONE DISCOVERY PLACE
SILVER SPRING, MD 20910 Meeting Information Meeting Type: Annual For holders as of: March 16, 2009 Date: May 11, 2009 Time: 10:00 a.m., Eastern Location: Discovery Communication’s Corporate Headquarters One Discovery Place Silver Spring, MD 20910 You are receiving this communication because you hold shares in the above company, and the materials you should review are now available. This notice will enable you to access Discovery Communications, Inc. materials for informational purposes only. Contact us at investor_relations@discovery.com or 240-662-2000 for directions to the meeting. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials. See the reverse side for instructions on how to access proxy materials.

How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT            and 10-K WRAP How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents for this meeting or for future meetings, you must request one. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above.

Voting items The following proposals are being considered at the upcoming meeting. This information is being provided for informational purposes only. 1. ELECTION OF DIRECTORS Common Stock Nominees: Preferred Stock Nominees: 01) Robert R. Beck 01) Lawrence S. Kramer 02) J. David Wargo 02) Robert J. Miron 03) Steven A. Miron 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Discovery Communications, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2009. 3. By the proxy holders, in their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.